UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          May 12, 2010
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company in connection with its Annual Meeting of Stockholders in Burlington, NC on May 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: May 12, 2010	By:	/s/F. Samuel Eberts III
F. Samuel Eberts III, Chief Legal Officer and Secretary

May 12, 2010

2010

Annual Meeting

of Stockholders

This slide presentation contains forward-looking
statements which are subject to change based on various
important factors, including without limitation, competitive actions in the marketplace and adverse actions of
governmental and other third-party payors.

Actual results could differ materially from those suggested
by these forward-looking statements.  Further information
on potential factors that could affect the Company’s
financial results is included in the Company’s Form 10-K
for the year ended December 31, 2009, and subsequent
SEC filings.

Forward Looking Statement

LabCorp
Laboratory Corporation of America

Laboratory Testing
Prevention and Wellness Monitoring
Preliminary Risk Assessment
Diagnosis
Secondary Assessment of Prognosis
Clinical Decision Regarding Treatment Path
Monitoring and Management of Condition
Health Care Continuum

Source: Deloitte (DAML)

Introduction

Leading National Lab Provider

Fastest growing national lab

$55 Billion market

Clinical, Anatomic and Genomic Testing

Serving clients in all 50 states and Canada

Leading clinical trials testing business

2010 Priorities

Our Focus

  Profitable revenue growth

  IT and client connectivity

  Continue scientific

    leadership

  Maintain price

  Control costs

2010 Priorities

Profitable Revenue Growth

  Target specialty physicians with

    breadth of menu and services

  Educate payers and physicians on

    value of LabCorp testing

  Leverage assets from Monogram

   acquisition

  Continue to improve patient experience

Smithsonian, John H.
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Results
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Results Inbox (126 records in total)
Date
Patient Name
Case Number
Description
Lab name
Status

2010 Priorities

IT and Client
Connectivity

  Enhance online services and

   analytic tools

  LabCorp Inside the Box for

   superior connectivity

  Improve Patient Experience

   through:

  Automated PSC workflow

  Patient access via PHRs,

   online appointments

  Enterprise services

   including VoIP

Continue “open platform” strategy

  to maximize options for users

Continue Scientific

Leadership

  Increase esoteric testing

  Grow and enhance offerings in

    personalized medicine:

  Expand outcome improvement

           programs

  Develop and commercialize

           companion diagnostics

2010 Priorities

LabCorp
Laboratory Corporation of America

LithoLink Laboratory Reporting System™

Patient Results Report

PATIENT	DATE OF BIRTH	PHYSICIAN
Sample, Patient	03/29/1953	Test, Physician

Values larger, bolder and more towards red indicate increasing risk for kidney stone formation.

Summary Stone Risk Factors

SAMPLE ID: S189570 PATIENT COLLECTION DATE 06/04/2006

ANALYTE	← DECREASED RISK — INCREASING RISK FOR STONE FORMATION →
Urine Volume (liters/day)	1.46
SS CaOx	5.87
Urine Calcium (mg/day)	101
Urine Oxalate (mg/day)	33
Urine Citrate (mg/day)	358
SS CaP	0.56
24 Hour Urine pH	6.100
SS Uric Acid	0.32
Urine Uric Acid (g/day)	0.277

Interpretation Of Laboratory Results

Note that in the following automated interpretation the current sample is compared to the sample collected on 07/25/2004 because the urine creatinine excretion varied between the current sample and the sample collected on 07/26/2004 by an excessive amount.

Urine volume has risen but remains low (was 0.91 and now is 1.46 l/d). Low urine volume in a stone former should always be corrected if possible. A good clinical goal is 2.5 liters daily. Recheck in 6 weeks and adjust fluid intake as needed.

Borderline hyperoxaluria is now present (was 26 and now is 33 mg/d). This can contribute to calcium oxalate stone disease. Our records do not show the presence of bowel disease. High protein diet is not a likely cause of hyperoxaluria (PCR = 0.9 g/kg/d). Low calcium diet can increase urine oxalate and should be clinically evaluated. Low oxalate diet should be prescribed. Consider diet change and repeat in 6 to 12 weeks.

Urine citrate has risen but remains low (was 247 and now is 358 mg/d). Our records do not report that potassium citrate has been prescribed. Since urine citrate is low and SS CaP is not high consider adding

2010 Priorities

Maintain Price

  Managed care stability; offsets

   1.9% Medicare rate decrease

  Focus on high-value tests

  Promote outcome improvement

Control Costs

  Continue focus on collections

    and bad debt reduction

  Optimize supply chain

  Use efficiency gains to

    improve patient experience

2010 Priorities

First Quarter 2010 Results

2010

2009

+/(-)

Revenue

(1)

1,193.6

$

1,155.7

$

3.3%

Adjusted Operating Income

243.5

$

240.5

$

1.2%

Adjusted Operating Income Margin

20.4%

20.8%

(40)

bp

Adjusted EPS

(1)

1.30

$

1.22

$

6.6%

Operating Cash Flow

232.0

$

208.9

$

11.1%

Less: Capital Expenditures

(24.5)

$

(30.7)

$

(20.2%)

Free Cash Flow

207.5

$

178.2

$

16.4%

(1) During the quarter inclement weather reduced revenue by an estimated $23 million and EPS by approximately eight cents

Three Months Ended Mar 31,

Supplemental Financial Information

Q1 09

Q2 09

Q3 09

Q4 09

Q1 10

Bad debt as a percentage of sales

5.30%

5.30%

5.30%

5.30%

5.05%

Days sales outstanding

52

50

48

44

46

A/R coverage (Allowance for Doubtful Accts. / A/R)

19.5%

20.6%

21.9%

23.2%

21.7%

Laboratory Corporation of America

Other Financial Information

FY 2009 and Q1 2010

($ in millions)

Stock Performance: January 2008 - Present
S&P Healthcare
S&P 500
S&P Financials
LabCorp
1.20
1.00
0.80
0.60
0.40
Jan-08
Jan-09
Jan-10

Superior Two-Year Return

LabCorp shares up 4.7%

S&P Healthcare Index down 11.3%

S&P 500 down 16.9%

S&P Financials Index down 42.1%

Stock Performance

Note:  Period measured is from January 2nd , 2008 – May 3rd, 2010

Source:  First Call

Laboratory Testing
Prevention and Wellness Monitoring
Preliminary Risk Assessment
Diagnosis
Secondary Assessment of Prognosis
Clinical Decision Regarding Treatment Path
Monitoring and Management of Condition
Health Care Continuum

Source: Deloitte (OAML)

Key Points

  Critical position in health care delivery system

  Attractive market

  Strong competitive position - well positioned to gain share

  Leadership in personalized medicine

  Excellent cash flow

  Strong balance sheet

Conclusion

©2010 LabCorp.   All rights reserved.   6967-0409